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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):               February 5, 2001



                            EASTMAN CHEMICAL COMPANY
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-12626               62-1539359
          --------                       -------               ----------
(State or other jurisdiction           (Commission           (IRS employer
      of incorporation)                File Number)        Identification No.)


     100 N. Eastman Road, Kingsport, Tennessee                   37660
     -----------------------------------------                   -----
     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (423) 229-2000
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ITEM 5.  OTHER EVENTS.

         On February 5, 2001, Eastman Chemical Company (the "Company") issued a press release announcing the Company's intention to pursue a plan that would result in the Company becoming two independent public companies. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7(c) - Exhibits

            99.1 Press Release by Eastman Chemical Company, dated February 5, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EASTMAN CHEMICAL COMPANY



                              By:     /s/ Theresa K. Lee
                                   --------------------------------------------
                                   Name:  Theresa K. Lee
                                   Title: Vice President, General Counsel, and
                                          Secretary

Date: February 5, 2001
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                                  EXHIBIT INDEX

    EXHIBIT NUMBER                   EXHIBIT
         99.1          Press Release by Eastman Chemical Company, dated February
                       5, 2001.